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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

       Date of Event Requiring Report: February 23, 2001

                      WORLDBID CORPORATION

     (Exact name of registrant as specified in its charter)

Nevada                       000-26729             88-0427619
(State of Incorporation)    (Commission            (IRS Employer
                            File Number)           Identification #)

 Suite 1100, 1175 Douglas Street, Victoria, British Columbia V8W 2E1
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              (Address of Principal Executive Offices)

                        (250) 475-2248
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      (Registrant's telephone number, including area code)

                         Not Applicable
          --------------------------------------------
  (Former name or former address, if changed since last report)

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This Current Report on Form 8-K/A amends the Current Report on
Form 8-K filed by Worldbid Corporation, a Nevada corporation (the "Company"), on March 9, 2001 to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b). This Current Report on Form 8-K/A also provides additional information deemed to be of importance to security holders of the Company in accordance with Item 5 of Form 8-K.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.


ITEM 5. OTHER EVENTS

The Company appointed Mr. Roy Berelowitz as president and a director on April 18, 2001. Mr. Logan Anderson resigned as president concurrent with the appointment of Mr. Berelowitz. Mr.
Anderson continues as a director of the Company.

The Company completed the issuance of 4,718,000 shares of common stock and 2,359,000 share purchase warrants on April 17, 2001. The shares and share purchase warrants were issued pursuant to an offering of units by the Company at a price of $0.20 per unit, where each unit consisted of one share of common stock and one-half of one share purchase warrant. Each whole share purchase warrant entitles the holder to purchase one share of common stock for a two-year period expiring April 17, 2003. The exercise price of each share purchase warrant is $0.25 per share until April 16, 2002 and increases to $0.35 per share during the period
from April 17, 2002 to April 17, 2003.   Of the units issued, a
total of 4,588,000 units were issued to creditors of the Company in consideration for the cancellation and forgiveness of an aggregate of $917,600 of debt owed by the Company to creditors. The indebtedness forgiven included the amount of $100,000 owed by the Company to Mr. Logan Anderson, a director of the Company. A

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total of 130,000 units were issued to Mr. Howard Thomson, the treasurer and a director of the Company, in consideration of a cash purchase price of $26,000 paid by Mr. Thomson.


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.


ITEM 7. FINANCIAL STATEMENTS

(a)   Financial  statements  of  businesses  acquired.

Included herein as Exhibit 99.1 to this Current Report on Form 8-
K/A are the financial statements of RequestAmerica.com, Inc.
("RequestAmerica") incorporating:

1.    balance sheets as of December 31, 2000 and 1999;

2.    statements of operations and deficit for the years ended
      December 31, 2000 and 1999;

3.    statement of changes in stockholders' equity;

4. statements of cash flows for the years ended December 31, 2000 and 1999;

5.    notes to financial statements.


(b)   Pro Forma Financial Information.

The following documents appear as Exhibit 99.2 to this Current
Report on Form 8-K/A:

1.    Unaudited Pro Forma Balance Sheet as of January 31, 2001;

2.    Unaudited Pro Forma Condensed Combined Statement of
      Operations for the nine months ended January 31, 2001;

3.    Unaudited Pro Forma Condensed Combined Statement of
      Operations for the year ended April 30, 2000;

4.    Notes to the Unaudited Pro Forma Condensed Combined
      Financial Statements.

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(c)   Exhibits.

The following exhibits are included with this Form 8-K/A:

Exhibit Number       Description
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Exhibit 2.1(1)       Agreement and Plan of Merger dated February 2, 2001

Exhibit 2.2 (1)      Amendment  No. 1 to the Agreement and Plan of Merger
                     dated February  21,  2001

Exhibit 2.3(1)       Articles of Merger of Worldbid (Acquisition)
                     Corporation with and into RequestAmerica.com, Inc.

Exhibit 2.4(1)       Agreement of Merger by and between Worldbid
                     (Acquisition) Corporation and RequestAmerica.com, Inc.

Exhibit 2.5(1) Certificate of Approval of Agreement of Merger of Worldbid (Acquisition) Corporation

Exhibit 2.6(1) Certificate of Approval of Agreement of Merger of RequestAmerica.com, Inc.

Exhibit 2.7(1)       RequestAmerica.com, Inc. 2000 Stock Option/ Stock
                     Issuance Plan

Exhibit 99.1:        Financial Statements of RequestAmerica.com, Inc.

Exhibit 99.2:        Unaudited Pro Forma Financial Statements

(1) Previously filed by the Company with its Current Report on Form 8-K filed on March 9, 2001.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WORLDBID CORPORATION

                                      By: /s/ Howard Thomson
Date: May 9, 2001                         _______________________
                                          Howard Thomson
                                          Director and Treasurer